Exhibit 10.8
RedChip Agreement

This JOINT MARKETING AGREEMENT (the "Agreement") is made and entered into this 27th day of July, 2012 by and between RedChip Companies Inc., located at 500 Winderley Place, Suite 100, Maitland, Florida 3275 I (hereinafter referred to as "RC"), and China Education International, Inc. (hereinafter referred to as the "Company") located at 2835 NW Executive Center Drive, Suite 100, Boca Raton, FL 33431.

WITNESSETH:
In consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

I. INDEPENDENT CONTRACTOR

The Company hereby hires and employs RC as an independent contractor; and RC does hereby accept its position as an independent contractor to the Company, upon the terms and conditions hereinafter set forth.

2. TERM

The initial term of the RC Investor Relations Program (the "lR Program Term") shall be for twelve (12) months from the date of this Agreement.

3. DUTIES AND OBLIGATIONS OF RC

During the RC IR (the Investor Relations Program), RC shall have the following duties and obligations under this Agreement.

3.1 RESEARCH - 12 months: RedChip Research Program: The Company will receive the R.C Visibi1ity Package, which includes one (I) initial report and (3) quarterly updates.

3.1. I TIMING - One report per quarter

3.1,2 THESIS - This report shall include the Development of Investment Thesis and shall include;

•           Monthly tracking notes and news
•           Quarterly analytic and metrics updates

3.1.3 PUBLICATION - both Print and Digital;

•           Print to include - RedChip Visibility Report - Print Edition; and
•           Digital to include - RedChip.com - feature page and full report investors

3.1.4 DISTRIBUTE TO NETWORK - to include;

E-mail Distribution - RedChip Initial Visibility Report and QUaI1erly updates Digital edition sent to:
•           800,000 Retail investors
•           50,000 U.S. Stock Brokers
•           15,000 U.S. Small-Cap Fund Managers

Print Distribution - RedChip Visibility Initial Repcn1- (1000) One Thousand full reports and (4000) Four Thousand four page reports mailed to RedChip network of 5,000 top broker, fund managers, sophisticated investors.

3.1.5 DISTRIBUTE TO PRESS - Press Release announcing the initiation of coverage via Prime
News wire - (a NASDAQ Company), to include distribution to their affiliate content sites such as;

•	Aol.com	•	PCQuote.com
•	Bloomberg.com	•	Reuters.com
•	InvestorS.com (IBD)	•	Sclnvab.com
•	BigCharts.com	•	0 Scottrade.com
•	CNNMoney.com	•	SmartMoney.com
•	ETrade.com	•	TheStreet.eol11
•	Fool.com (Motley Fool)	•	USAToday.com
•	Kiplinger.com	•	Wal1 Street Journal] online
•	CB S.Marketwatch.com	•	Finance. Yahoo. com
•	Morningstar.coll1	•	Zacks.com

3.1.6 DISTRIBUTE TO INDUSTRY - to include;

•           Reuters
•           Multex
•           Zacks
•           NewRatings
•           Investars
•           Barrens
•           Financial Content
•           Seeking Alpha
•           Yahoo! Finance
•           Capital IQ
•           Research Direct

3.1.7 DISTRIBUTE VIA COMPANY - to include;

The Company will also have the right to distribute such report to whom it desires and in any quantity.

3.2)           REDCHIP MESSAGING

3.2.1 Develop and implement capital markets massaging reflected in news releases, shareholder letters, power point presentations, social media, and traditional media.

3.2.2 Develop and implement news flow strategy that is consistent, systematic and comprehensive.

3.3 REDCHIP SMALL-CAP RADIO to include:

3.3.1 One weekly Interview: Includes a 6-minule interview each week.

3.3.2 LIVE reads of your company's breaking news

3.3.3 Company Logo on RedChip's Small-Cap Radio website, linked to a summary of your company and archived radio spots

3.3.4 Your interviews streamed on RedChip's website

3.3.5 Each interview archived on RedChip's Small-Cap Radio website during the course of your campaign

3.3.5 Audio files available as marketing material for your website

3.4 REDCHIP TV, "Money Report with Dave Gentry" to include:

3.4.1 One Interview: Includes a 3-minute interview each month.

3.4.2 One quarterly update: Includes a 30 second company news updates.

3.5 RC will disseminate information about the Company; quantify book buying activity; and as appropriate, organize teleconferences, city-wide broker conferences, and on-site due diligence meetings with select groups of brokers, micro-cap analysis and fund managers; and focus on creating consistent increases in daily trading activity.

3.5.1 RC will be available to the Company to field any calls from firms, individual investors/shareholders and brokers inquiring about the Company.

3.5.2 RC will] work to bring on new market makers.

3.5.3 RC will set up a minimum of six (6) one-day-two day road-shows with investment bankers, stockbrokers and small-cap fund managers, in cities 10 be determined by the Company and RedChip.

3.6. RedChip will disseminate the Company's press releases digitally to the RedChip Network.

3.6.1 RC will execute a full build out of an investor relations web-page.

3.6.2 RC will create a minimum of four (4) pod casts for the Company.

3.6.3 RC will write a minimum of four (4) blogs for the Company

3.6.4 RC will utilize its social media network to disseminate information on the company, including press-releases, blogs, podcasts and research.

3.6.5 RC will report to the Company its progress quarterly in a written report of all of its activities on behalf of the Company.

3.7 REDCHIP SMALL-CAP CONFERENCE

3.7.1 One (I) Company presentations during the 2012 conference series to include live webcast of each 25 minute presentations and one TV Interview per conference.
San Francisco- October 11, 2012

3.8 REDCHIP VIRTUAL CONFERENCES

3.8.1 Four (4) Company on-line presentations during the 2012 Virtual conference series.

2012/2013 Schedule
August 25 - 26, 2012
October 24 - 25, 2012
December 5 - 6,20 J 2
(DATES FOR 2013 TBD)

4. RC'S COMPENSATION

Upon the execution of this Agreement, the Company hereby covenants and agrees to pay RC as follows:

4.4.1           100,000 (One Hundred Thousand) shares of Rule 144 common stock for the 12 month period beginning July 27, 20] 2 for RC Investor Relation services and RC Visibility Research. The said securities are to be received on Of before August 101h, 2012 and will become fully vested on January 27, 2013. At which time, the company agrees to fully comply with procedures required by their transfer agent to remove the legend from the securities.

5. RC'S EXPENSES AND COSTS
The Company shall pay all costs of food, beverage and rental of facility for broker/investor meetings provided all the above activities and budget were pre-approved by the Company.

6. COMPANY'S DUTIES AND OBLIGATIONS
The Company shall have the following duties and obligations under this Agreement:

6.1 Cooperate fully and timely with RC so as to enable RC to perform its obligations under this Agreement.

6.2 The Company will act diligently and promptly in reviewing materials submitted to it from time to time by RC and inform RC of any inaccuracies of which it is aware contained therein prior to the dissemination of such materials.

6.3 Give full disclosure of all material facts or information concerning the Company to RC and update such information on a timely basis.

7. NONDISCLOSURE

Except as may be required by law, or in the course of normal business, neither the Company nor RC shall disclose the contents and provisions of this Agreement to any individual or entity without the other party's prior consent.

Both the Company and RC shall instruct its officers, directors, employees, agents and affiliates of this obligation. If the Company shall provide any information to RC for background or other purpose which it shall identify as confidential or non-public information, RC shal1 not disclose such information to any party, except as may be required by law pursuant to a written opinion of competent counsel, during the teIll1 of this Agreement and for a period of one (1) year thereafter, and RC shall inform its employees, agents, officers, directors and agents of this obligation.

8. MISCELLANEOUS

8.1. Notices. Any notice or other communication required or permitted to be given hereunder shall be in \vliting, and shalJ be deemed to have been duly given when delivered personally or sent by registered or cCI1ified mail, return receipt request, postage prepaid to the parties hereto at their addresses indicated hereinafter. Either p3liy may change his or its address for the purpose of this paragraph by written notice similarly given.

8.2 Entire Agreement. This Agreement represents the entire agreement between the Parties in relation to its subject matter and supersedes and voids all prior agreements between such Parties relation to such subject matter.

8.3 Amendment of Agreement. This Agreement may be altered or amended, in whole or in part, only in writing signed by both pal1ies.

8.4 Waiver. No waiver of any breach or condition of its Agreement shall be deemed to be a waiver of any other subsequent breach or condition, whether of alike or different nature, unless such shall be signed by the person making such waivers and/or which so provides by its terms.

8.5 Captions. The captions appearing in this Agreement are inserted as matter of convenience and for reference and in no way affect this Agreement, define, limit or describe its scope or any of its provisions.

8.6 Situs. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without reference to the conflict of laws provisions thereof.

8.7 Benefits; Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and permitted assigns. This Agreement may not be assigned by either par1y without the written consent of the other party.

8.8 Currency. In all instances, references to monies used in this Agreement shall be deemed to be United States dollars.

9. COUNTERPARTS

This Agreement may be executed in counterpart and by fax transmission, each counterpart being deemed an original.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

CHINA EDUCATION INTERNATIONAL INC.

By: /s/ Joel Mason
Title: President
Date: 2012-7-24
Print Name: Joel Mason

CONFIRMED AND AGREED

REDCHIP COMPANIES, INC./REDCHIP COMPANIES, lNC.

By: /s/ Dave Gentry
Duly Authorized

Witness

By: /s/ Job Cunningham